UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                    THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): August 28, 1996
                                                       ---------------

                        PRAEGITZER INDUSTRIES, INC.
- --------------------------------------------------------------------------------
        State of Oregon               34-027932              93-0790158
(State or other jurisdiction of      (Commission           (IRS Employer
 incorporation or organization)        File No.)        Identification No.)


1270  S.E. Monmouth Cut-Off Road, Dallas, Oregon            97338-9532
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(Address of principal executive offices)                    (Zip Code)


                               (503) 623-9273
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            (Registrant's telephone number, including area code)


                               Not Applicable
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          (Former name and former address and former fiscal year,
                       if changed since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

      Pursuant to a Merger Agreement (the "Merger Agreement") dated as of August 16, 1996, by and among Praegitzer Industries, Inc., an Oregon corporation ("Praegitzer"), Trend Circuits, Inc., a California corporation ("Trend"), and the shareholders of Trend (the "Shareholders"), Trend was merged with and into Praegitzer (the "Merger"). As a result of the Merger, Praegitzer and Trend became a single corporation subject to the articles of incorporation and bylaws of Praegitzer, and Praegitzer acquired all of the assets and assumed all of the liabilities of Trend.

      Effective at the time of the Merger, each outstanding share of common stock of Trend was converted automatically into (i) 277.085 shares of common stock of Praegitzer ("Praegitzer Common Stock"), and (ii) the right to receive a cash payment of $1,385.43 from Praegitzer. On completion of the Merger, the shareholders of Trend held a total of 1,000,000 shares of Praegitzer, or approximately 8.5% of the outstanding Praegitzer Common Stock, and received a total of $5,000,000 cash.

      Immediately before the Merger, Trend paid the Shareholders (in their capacities as employees) an extraordinary bonus in the aggregate amount of $975,166.52, funded by a loan from Praegitzer, which the Shareholders used to repay obligations previously incurred to a former shareholder in connection with the purchase of his shares of Trend.

      At the time of the Merger, each Shareholder entered into employment and noncompetition agreements with Praegitzer. Daniel J. Barnett, the former president of Trend, was elected a director of Praegitzer.

      The amount of consideration paid in connection with the Merger was determined in arms'-length negotiations between officers of Praegitzer and Trend. The cash obligations of Praegitzer in the Merger were funded by draws under its line of credit from Key Bank.

      Praegitzer intends to use the assets acquired from Trend by reason of the Merger to continue the lines of business previously operated by Trend.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Financial Statements of Business Acquired.

      Audited financial statements of Trend Circuits, Inc. for the years ended December 31, 1995 and December 31, 1994 are not yet available and will be filed as soon as practicable and no later than sixty days from the date of this Form.

      Unaudited balance sheet of Trend Circuits, Inc. dated as of June 30, 1996 is not yet available and will be filed as soon as practicable and no later than sixty days from the date of this Form.


      (b)   Pro Forma Financial Information.

      Pro forma financial statements for Praegitzer Industries, Inc. following the merger with Trend Circuits, Inc. are not yet available and will be filed as soon as practicable and no later than sixty days from the date of this Form.

      c)    Exhibits.

      2.1 Merger Agreement dated as of August 16, 1996, among Praegitzer Industries, Inc., Trend Circuits, Inc., and Daniel J. Barnett, Michael E. Gunion, William Lewis, and Scott R. Steward, and Robert J. Versiackas

     *23.1  Consent of Deloitte & Touche LLP, independent auditors

     *27.1  Financial Data Schedule

_____________

*  To be filed by Amendment.

                                 SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 11, 1996

                              PRAEGITZER INDUSTRIES, INC.



                              By MATTHEW J. BERGERSON
                                 -----------------------------------------
                                 Matthew J. Bergeron
                                 Senior Vice President and
                                   Chief Financial Officer

                             INDEX TO EXHIBITS


EXHIBIT
NUMBER   DESCRIPTION
- ------   -----------

 2.1     Merger Agreement dated as of August 16, 1996, among
         Praegitzer Industries, Inc., Trend Circuits, Inc., and Daniel J. Barnett, Michael E. Gunion, William Lewis, and Scott R.
         Steward, and Robert J. Versiackas

*23.1    Consent of Deloitte & Touche LLP, independent auditors

*27.1    Financial Data Schedule

_____________

*  To be filed by Amendment.